SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act 1934

Date of Report (date of earliest event reported): August 12, 2016

THINSPACE TECHNOLOGY, INC.
(Exact name of Company as specified in charter)

Delaware	000- 52524	43-2114545
(State or Other Jurisdiction of Incorporation)	(Commission FileNumber)	(I.R.S. EmployerIdentification Number)

1925 E. Belt Line Road Suite 349

Carrollton, Texas 75006

(Address of principal executive offices) (zip code)

(786) 763-3830

(Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of Company under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

On December 4, 2015, Thinspace Technology, Inc. (the “Company”) received notice that Bedinger & Co. (“Bedinger”) could no longer act as its independent registered public accounting firm due to the death of its principal, James Bedinger. Due to the structure of the firm, the registration with the PCAOB was tied to Mr. Bedinger and thus Bedinger & Company was not able to continue to perform in its capacity as independent registered public accounting firm at this time. As a result, the Board of Directors dismissed Bedinger as the Company's independent registered public accounting firm effective immediately.

Bedinger's reports on the Company's consolidated financial statements for the years ended December 31, 2014 and 2013 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles except for an explanatory paragraph relative to the Company's ability to continue as a going concern.

During the Company's two most recent fiscal years and the subsequent interim period preceding Bedinger's dismissal, there were no (a) disagreements with Bedinger on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Bedinger, would have caused it to make reference to the subject matter thereof in connection with its reports for such years or (b) reportable events, as described under Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Bedinger with a copy of this disclosure and has requested that Bedinger furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with the above statements, and if not, stating the respects in which it does not agree. The Company was advised by the Trustee for Bedinger on August 16, 2016 that the Trustee was not authorized to provide the letter which would typically be attached to this Current Report on Form 8-K as Exhibit 16.1 due to the death of James Bedinger.

New Independent Registered Public Accounting Firm

Concurrently, the Company’s Board of Directors appointed Rotenberg Meril Solomon Bertiger & Guttilla, P.C. ("Rotenberg Meril”) as its new independent registered public accounting firm, effective as of August 12, 2016. During the two most recent fiscal years and through the date of the Company’s engagement of Rotenberg Meril, the Company did not consult with Rotenberg Meril regarding either (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or (2) any matter that was either the subject of a disagreement (as defined in Regulation S-K Item 304(a)(1)(v)), during the two most recent fiscal years.

Prior to engaging Rotenberg Meril, Rotenberg Meril did not provide the Company with either written or oral advice that was an important factor considered by the Company in reaching a decision to change its independent registered public accounting firm to Rotenberg Meril.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THINSPACE TECHNOLOGY, INC.

Dated: August 17, 2016	By:	/s/ J. Christopher Bautista
Name: J. Christopher Bautista Title: Chief Executive Officer

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